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                                                                   EXHIBIT 10.2
_______________________________________________________________________________








                                TENTH AMENDMENT

                                       TO

                          REVOLVING CREDIT, TERM LOAN
                             AND SECURITY AGREEMENT


                                    BETWEEN


                              USTELECENTERS, INC.

                                      AND

                       THE FIRST NATIONAL BANK OF BOSTON


                          DATED AS OF MARCH 31, 1997



_______________________________________________________________________________

          TENTH AMENDMENT, dated as of March 31, 1997 (the "Amendment"), to that certain Revolving Credit, Term Loan and Security Agreement dated as of October 19, 1992, as amended by a First Amendment dated as of June 18, 1993, a Second Amendment dated as of June 15, 1994, a Third Amendment dated as of September 30, 1994, a Fourth Amendment dated as of December 9, 1994, a Fifth Amendment dated as of June 14, 1995, a Sixth Amendment dated as of July 31, 1995, a Seventh Amendment dated as of June 3, 1996, an Eighth Amendment dated as of September 16, 1996 and a Ninth Amendment dated as of November 27, 1996, by and between USTELECENTERS, INC., a Delaware corporation and successor by merger to USTeleCenters, Inc., a Massachusetts corporation (the "Company"), and THE FIRST NATIONAL BANK OF BOSTON (the "Bank") (together, as so amended, the "Agreement").

          WHEREAS, the Company has asked the Bank to amend certain terms of the Agreement, and the Bank is willing to do so subject to all the terms, covenants and conditions set forth in this Amendment.

          NOW THEREFORE, in consideration of the premises and the agreements, covenants, representations and warranties herein contained, and subject to the terms and conditions specified herein, the Company and the Bank hereby agree as follows:

     SECTION A - General.  Any term, condition, covenant, agreement or other
     ---------   -------
provision of the Agreement not expressly and specifically amended hereby or by any Exhibit hereto shall continue in full force and effect, and all of which are hereby ratified, confirmed and restated by the Company. Except as expressly provided or contemplated in this Amendment, nothing herein is intended to or shall be construed so as to limit, discharge, release, diminish or otherwise modify any indebtedness, obligations, liabilities or duties of the Company, or terminate, release, waive, or otherwise modify any mortgage, security interest, right, power or remedy of the Bank. Upon execution of this Amendment by the Company and the Bank, the Agreement, as amended by this Amendment, shall constitute the single and entire agreement of the parties hereto with respect to the matters addressed therein and herein.

     SECTION B - Amendments to Agreement.  The following amendments to the
     ---------   -----------------------
Agreement shall become effective on the Effective Date:

          1. The definitions of "Commitment Amount" and "Revolving Credit Termination Date" in Section 1.1 of the Agreement are hereby amended in their entirety to read as follows:

               "Commitment Amount" - $3,500,000, or such lesser amount, including zero, resulting from a termination or reduction of such amount in accordance with Sections 2.4 or 8.20


               "Revolving Credit Termination Date" - August 1, 1997.

          2. The definition of "Indebtedness" in Section 1.1 of the Agreement is hereby amended by adding after each reference therein to the Company the words: "or the Guarantor, as the case may be,".

          3. Section 1.1 of the Agreement is further amended by adding thereto the following defined terms:

               "Guarantor" - View Tech, Inc., a Delaware corporation.
                ---------

               "Guaranty" - The Unlimited Guaranty dated as of November 22, 1996
                --------
               of the Guarantor in favor of the Bank.

          4. Sections 6.11 and 6.12 of the Agreement are hereby amended in their entirety to read as follows:

               6.11.  Operating Cash Flow to Total Debt Service. At the end of
                      -----------------------------------------
          each fiscal quarter of the Company, the ratio of Operating Cash Flow to Total Debt Service shall not be less than 2.0 to 1.

               6.12.  Total Liabilities to Tangible Net Worth.  At the end of
                      ---------------------------------------
          the Company's fiscal quarter ending March 31, 1997, the ratio of Total Liabilities to Tangible Net Worth shall not be greater than 5.3 to 1, and at the end of the Company's fiscal quarter ending June 30, 1997, the ratio of Total Liabilities to Tangible Net Worth shall not be greater than 4.75 to 1.

          5. Sections 8.1(e), (f) and (g) of the Agreement are hereby amended by adding therein after each reference therein to the Company the words: "or the Guarantor".

     SECTION C - Conditions Precedent.  The Bank's obligations under this
     ---------   --------------------
Amendment are expressly subject to the satisfaction of the conditions precedent listed below. The date on which such conditions precedent shall have been satisfied or waived by the Bank in writing shall be the "Effective Date" hereunder.

          1.   Delivery of Documents.  The Bank shall have received the
               ---------------------
following, each dated as of the Effective Date, in form and substance satisfactory to the Bank:

              (i) an Amended and Restated Secured Revolving Credit Note duly executed by the Company, in or substantially in the form of Exhibit A (the "Amended Note");
                         ---------

              (ii) a certificate of the Secretary or Assistant Secretary of the Company with respect to resolutions of the Board of Directors authorizing the execution and delivery of this Amendment and the Amended Note and the transactions contemplated hereby; identifying the officer(s) authorized to execute, deliver and take all other actions required under this Amendment and the Amended Note, and providing specimen signatures of such officers; and certifying that the copy of the Company's By-Laws attached thereto is a true and correct copy thereof and that no amendment thereto is pending, in form satisfactory to the Bank;

              (iii) Certificate of Incorporation of the Company and all amendments and supplements thereto, filed in the office of the Secretary of State of Delaware, each certified by said Secretary of State as being a true and correct copy thereof;

              (iv) a certificate of the Secretary of State of Delaware as to legal existence and corporate good standing in such state and listing all documents on file in the office of said Secretary of State;

              (v) a certificate of the Treasurer of the Company as to the Massachusetts tax good standing of the Company;

              (vi) an opinion addressed to it from Burns & Levinson LLP, counsel to the Company in form and substance satisfactory to the Bank and its counsel;

              (vii) payment of the fees and expenses of Sullivan & Worcester LLP, counsel to the Bank, incurred in connection with this Amendment and the discussions and negotiations concerning the performance of the Company prior to the date hereof;

              (viii) a confirmation of the Guaranty duly executed by the Guarantor, in or substantially in the form of Exhibit B;
                                                                    ---------
                      and

              (ix) such other documents, and completion of such other matters, as counsel for the Bank may deem necessary or appropriate.


    SECTION D - Representations and Warranties.  To induce the Bank to enter
    ---------   ------------------------------
into this Amendment, the Company represents and warrants to the Bank as follows:

         1.   Reaffirmation of Representations and Warranties.  The
              -----------------------------------------------
representations and warranties of the Company contained in the original Agreement as heretofore supplemented are hereby reaffirmed by the Company as true, correct and complete on the date hereof, except that the Company has been reincorporated in Delaware as a wholly-owned subsidiary of View Tech, Inc.

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         2.   No Conflict.  The execution, delivery and performance of this
              -----------
Amendment and the Amended Note do not and will not (i) violate the charter documents or by-laws of the Company, both as amended, or any court order by which the Company or any of its properties is bound, or (ii) conflict with, result in a breach of, or constitute a default under any bond, note or other evidence of indebtedness or any contract, agreement or instrument to which the Company is a party or by which it or any of its properties may be bound.

         3.   Valid and Binding Obligations.  The Company has the corporate
              -----------------------------
power, and has taken all necessary corporate action to authorize it, to execute, deliver and perform this Amendment. This Amendment and the Amended Note, when executed and delivered by the Company, will be the legal, valid and binding obligations of the Company enforceable in accordance with their terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally and except as to the remedy of specific performance or of injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

         4.   Governmental Approvals.  The execution, delivery and performance
              ----------------------
of this Amendment and the Amended Note and the transactions contemplated herein and therein do not require any approval or consent of, or filing or registration with, any governmental or other agency or authority, or any other person, except for governmental approvals which the Company has obtained or completed and which are in full force and effect as of the date of execution of this Amendment and will be in full force and effect on the Effective Date.

         5.   Financial Statements.  The balance sheet of the Company as at
              --------------------
December 31, 1996 and the related statement of income (the "Financial Statements") heretofore delivered to the Bank, have

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been prepared in accordance with generally accepted accounting principles, are correct and complete and fairly present the Company's financial condition as at such date and for the period covered. The Company had as of such date no material liabilities, contingent or otherwise, liability for taxes, unusual long-term commitments or unrealized or anticipated losses aggregating a material amount, except as disclosed or reflected in such financial statements. There has been no material adverse change in the Company's business, prospects, properties or financial condition since the date of said balance sheet.

         6.   No Litigation.  Except as set forth in the Litigation Schedule
              -------------
attached hereto, there are no suits or proceedings pending or, to the knowledge of the Company, threatened against the Company or its properties, and no proceedings involving the Company by or before any governmental authority which bring into question the validity or enforceability of the Agreement, this Amendment, the Amended Note or the Guaranty or any amendments thereto contemplated hereby or which, if determined adversely to the Company, would have a material adverse effect on the Company's properties, financial condition or business.

         7.   No Default.  The Company is not in default and no event has
              ----------
occurred and is continuing and no condition exists which constitutes or, after notice or lapse of time or both, would constitute a default or event of default, under any order or decree of any court or governmental authority or under any agreement or other instrument to which it is a party, or by which it or its properties are bound, and the Company is complying with all applicable statutes and regulations of each governmental authority having jurisdiction over it or its business except where such default or the failure to so comply would not have a material adverse effect on the Company's properties, financial condition, or business. No event has occurred and is continuing and no condition

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exists which constitutes or, after notice or lapse of time or both, would constitute a breach of, default or Event of Default by the Company under the Agreement or any Note, as heretofore waived in writing by the Bank.

         8.   Subsidiary of Guarantor.  The Company is a wholly owned subsidiary
              -----------------------
of Guarantor, and the Guarantor's Guaranty is in full force and effect and has not been rescinded by Guarantor.

         9. No Untrue Statements. No document, certificate or statement
            --------------------
furnished by the Company to the Bank in connection herewith contains any untrue statement of a material fact concerning the Company.

         10.  The Company's Information.  All data, certificates, reports,
              -------------------------
statements, opinions of counsel, documents and other information furnished to the Bank by or on behalf of the Company or the Guarantor on or prior to the date hereof were, at the time the same were so furnished, complete and correct in all material respects to the extent necessary to give the Bank true and accurate knowledge of the subject matter thereof and did not contain any untrue statement of a material fact.

         11.  Survival of Representations and Warranties, etc.  All statements
              ------------------------------------------------
contained in any certificate, financial statement or other instrument delivered by or on behalf of the Company pursuant to or in connection with this Amendment shall constitute representations and warranties made under the Agreement. Wherever a representation and warranty made under this Amendment refers to an Exhibit or amended Exhibit, it shall be deemed to refer to the Exhibit attached hereto or, if one or more amended Exhibits have been furnished, the amended Exhibit most recently so furnished prior to the date as of which the representation and warranty is made, and the later delivery of an amended Exhibit shall not effect a correction of any representation and warranty which was incorrect or untrue when made.

    SECTION E - Miscellaneous.
    ---------   -------------

         1.   Expenses.  The Company shall pay on demand all costs and expenses
              --------
of the Bank incurred in connection with this Amendment, including, without limitation, all reasonable attorneys' fees and disbursements, appraisal costs, environmental review expenses and all recordation and filing fees.

         2.   Defined Terms.  Unless otherwise expressly defined herein, terms
              -------------
used as defined terms in this Amendment shall have the meanings given to them in the Agreement.

         3.   Severability.  The paragraph headings used herein are for
              ------------
convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         4.   Governing Law.  This Amendment shall be governed by, and construed
              -------------
and interpreted in accordance with, the laws of the Commonwealth of Massachusetts.

         5.   Counterparts.  This Amendment may be executed by one or more of
              ------------
the parties hereto in any number of counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         6.   Incorporation by Reference.  All Exhibits and Schedules to this
              --------------------------
Amendment shall be integral parts hereof and are hereby incorporated herein by reference.

         IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered as of the date first above written.


                              USTELECENTERS, INC.


                              By:________________________________
                                 Name:
                                 Title:

                              THE FIRST NATIONAL BANK OF BOSTON


                              By:________________________________
                                 Name:
                                 Title: